                                                                    Exhibit 20.1

                        WFS FINANCIAL 2003-2 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended January 31, 2004
                   for Distribution Date of February 20, 2004
                                    Class A-1

Original Principal Balance                                                          335,000,000.00

                                                                                                       PER $1000
                                                                                                       ORIG PRIN
AGGREGATE BALANCES:                                                                     TOTALS          BALANCE

     Principal Amount of Notes as of Prior Distribution Date                                  0.00        0.000000

     Principal Amount of Notes as of Current Distribution Date                                0.00        0.000000

               Pool Factor                                                                0.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

     Note Monthly Principal Distributable Amount                             0.00                         0.000000
     Plus: Prior Principal Carryover                                         0.00                         0.000000
                                                                 ----------------
     Total Principal Distributable Amount                                    0.00                         0.000000

     Principal Distribution Amount                                           0.00                         0.000000
                                                                 ----------------

     Current Principal Carryover                                                              0.00        0.000000

INTEREST DISTRIBUTABLE AMOUNT:

     Note Monthly Interest Distributable Amount                              0.00                         0.000000
     Plus: Prior Interest Carryover                                          0.00                         0.000000
                                                                 ----------------
     Total Interest Distributable Amount                                     0.00                         0.000000

     Interest Distribution Amount                                            0.00                         0.000000
                                                                 ----------------

     Current Interest Carryover                                                               0.00        0.000000

                                                                                                       PER $1000
                                                                                                       AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                              ORIG PRIN BAL

     Aggregate Principal Balance                                 1,170,312,319.10                       780.208213

     Servicing Fee                                                   1,261,116.00                         0.840744

     Spread Account                                                  7,500,000.00                         5.000000
     Net Change in Spread Account                                            0.00                              n/a

                        WFS FINANCIAL 2003-2 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended January 31, 2004
                   for Distribution Date of February 20, 2004
                                    Class A-2

Original Principal Balance                                                          291,000,000.00

                                                                                                       PER $1000
                                                                                                       ORIG PRIN
AGGREGATE BALANCES:                                                                     TOTALS          BALANCE

     Principal Amount of Notes as of Prior Distribution Date                        286,478,579.19      984.462471

     Principal Amount of Notes as of Current Distribution Date                      247,165,167.02      849.364835

               Pool Factor                                                                0.849365

PRINCIPAL DISTRIBUTABLE AMOUNT:

     Note Monthly Principal Distributable Amount                    39,313,412.17                       135.097636
     Plus: Prior Principal Carryover                                         0.00                         0.000000
                                                                 ----------------
     Total Principal Distributable Amount                           39,313,412.17                       135.097636

     Principal Distribution Amount                                  39,313,412.17                       135.097636
                                                                 ----------------

     Current Principal Carryover                                                              0.00        0.000000

INTEREST DISTRIBUTABLE AMOUNT:

     Note Monthly Interest Distributable Amount                        315,126.44                         1.082909
     Plus: Prior Interest Carryover                                          0.00                         0.000000
                                                                 ----------------
     Total Interest Distributable Amount                               315,126.44                         1.082909

     Interest Distribution Amount                                      315,126.44                         1.082909
                                                                 ----------------

     Current Interest Carryover                                                               0.00        0.000000

                                                                                                       PER $1000
                                                                                                       AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                              ORIG PRIN BAL

     Aggregate Principal Balance                                 1,170,312,319.10                       780.208213

     Servicing Fee                                                   1,261,116.00                         0.840744

     Spread Account                                                  7,500,000.00                         5.000000
     Net Change in Spread Account                                            0.00                              n/a

                        WFS FINANCIAL 2003-2 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended January 31, 2004
                   for Distribution Date of February 20, 2004
                                    Class A-3

Original Principal Balance                                                          395,000,000.00

                                                                                                       PER $1000
                                                                                                       ORIG PRIN
AGGREGATE BALANCES:                                                                     TOTALS          BALANCE

     Principal Amount of Notes as of Prior Distribution Date                        395,000,000.00     1000.000000

     Principal Amount of Notes as of Current Distribution Date                      395,000,000.00     1000.000000

               Pool Factor                                                                1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

     Note Monthly Principal Distributable Amount                             0.00                         0.000000
     Plus: Prior Principal Carryover                                         0.00                         0.000000
                                                                 ----------------
     Total Principal Distributable Amount                                    0.00                         0.000000

     Principal Distribution Amount                                           0.00                         0.000000
                                                                 ----------------

     Current Principal Carryover                                                              0.00        0.000000

INTEREST DISTRIBUTABLE AMOUNT:

     Note Monthly Interest Distributable Amount                        579,333.33                         1.466667
     Plus: Prior Interest Carryover                                          0.00                         0.000000
                                                                 ----------------
     Total Interest Distributable Amount                               579,333.33                         1.466667

     Interest Distribution Amount                                      579,333.33                         1.466667
                                                                 ----------------

     Current Interest Carryover                                                               0.00        0.000000

                                                                                                       PER $1000
                                                                                                       AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                              ORIG PRIN BAL

     Aggregate Principal Balance                                 1,170,312,319.10                       780.208213

     Servicing Fee                                                   1,261,116.00                         0.840744

     Spread Account                                                  7,500,000.00                         5.000000
     Net Change in Spread Account                                            0.00                              n/a

                        WFS FINANCIAL 2003-2 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended January 31, 2004
                   for Distribution Date of February 20, 2004
                                    Class A-4

Original Principal Balance                                                          299,000,000.00

                                                                                                       PER $1000
                                                                                                       ORIG PRIN
AGGREGATE BALANCES:                                                                     TOTALS          BALANCE

     Principal Amount of Notes as of Prior Distribution Date                        299,000,000.00     1000.000000

     Principal Amount of Notes as of Current Distribution Date                      299,000,000.00     1000.000000

               Pool Factor                                                                1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

     Note Monthly Principal Distributable Amount                             0.00                         0.000000
     Plus: Prior Principal Carryover                                         0.00                         0.000000
                                                                 ----------------
     Total Principal Distributable Amount                                    0.00                         0.000000

     Principal Distribution Amount                                           0.00                         0.000000
                                                                 ----------------

     Current Principal Carryover                                                              0.00        0.000000

INTEREST DISTRIBUTABLE AMOUNT:

     Note Monthly Interest Distributable Amount                        600,491.67                         2.008333
     Plus: Prior Interest Carryover                                          0.00                         0.000000
                                                                 ----------------
     Total Interest Distributable Amount                               600,491.67                         2.008333

     Interest Distribution Amount                                      600,491.67                         2.008333
                                                                 ----------------

     Current Interest Carryover                                                               0.00        0.000000

                                                                                                       PER $1000
                                                                                                       AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                              ORIG PRIN BAL

     Aggregate Principal Balance                                 1,170,312,319.10                       780.208213

     Servicing Fee                                                   1,261,116.00                         0.840744

     Spread Account                                                  7,500,000.00                         5.000000
     Net Change in Spread Account                                            0.00                              n/a

                        WFS FINANCIAL 2003-2 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended January 31, 2004
                   for Distribution Date of February 20, 2004
                                    Class B-1

Original Principal Balance                                                           63,750,000.00

                                                                                                       PER $1000
                                                                                                       ORIG PRIN
AGGREGATE BALANCES:                                                                     TOTALS          BALANCE

     Principal Amount of Notes as of Prior Distribution Date                         63,750,000.00     1000.000000

     Principal Amount of Notes as of Current Distribution Date                       60,856,240.59      954.607696

               Pool Factor                                                                0.954608

PRINCIPAL DISTRIBUTABLE AMOUNT:

     Note Monthly Principal Distributable Amount                     2,893,759.41                       45.392304
     Plus: Prior Principal Carryover                                         0.00                        0.000000
                                                                 ----------------
     Total Principal Distributable Amount                            2,893,759.41                       45.392304

     Principal Distribution Amount                                   2,893,759.41                       45.392304
                                                                 ----------------

     Current Principal Carryover                                                              0.00        0.000000

INTEREST DISTRIBUTABLE AMOUNT:

     Note Monthly Interest Distributable Amount                        131,750.00                         2.066667
     Plus: Prior Interest Carryover                                          0.00                         0.000000
                                                                 ----------------
     Total Interest Distributable Amount                               131,750.00                         2.066667

     Interest Distribution Amount                                      131,750.00                         2.066667
                                                                 ----------------

     Current Interest Carryover                                                               0.00        0.000000

                                                                                                       PER $1000
                                                                                                       AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                              ORIG PRIN BAL

     Aggregate Principal Balance                                 1,170,312,319.10                       780.208213

     Servicing Fee                                                   1,261,116.00                         0.840744

     Spread Account                                                  7,500,000.00                         5.000000
     Net Change in Spread Account                                            0.00                              n/a

                        WFS FINANCIAL 2003-2 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended January 31, 2004
                   for Distribution Date of February 20, 2004
                                    Class C-1

Original Principal Balance                                                           67,500,000.00

                                                                                                       PER $1000
                                                                                                       ORIG PRIN
AGGREGATE BALANCES:                                                                     TOTALS          BALANCE

     Principal Amount of Notes as of Prior Distribution Date                         67,500,000.00     1000.000000

     Principal Amount of Notes as of Current Distribution Date                       64,484,208.78      955.321612

               Pool Factor                                                                0.955322

PRINCIPAL DISTRIBUTABLE AMOUNT:

     Note Monthly Principal Distributable Amount                     3,015,791.22                        44.678388
     Plus: Prior Principal Carryover                                         0.00                         0.000000
                                                                 ----------------
     Total Principal Distributable Amount                            3,015,791.22                        44.678388

     Principal Distribution Amount                                   3,015,791.22                        44.678388
                                                                 ----------------

     Current Principal Carryover                                                              0.00        0.000000

INTEREST DISTRIBUTABLE AMOUNT:

     Note Monthly Interest Distributable Amount                        171,562.50                         2.541667
     Plus: Prior Interest Carryover                                          0.00                         0.000000
                                                                 ----------------
     Total Interest Distributable Amount                              171,562.50                          2.541667

     Interest Distribution Amount                                      171,562.50                         2.541667
                                                                 ----------------

     Current Interest Carryover                                                               0.00        0.000000

                                                                                                       PER $1000
                                                                                                       AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                              ORIG PRIN BAL

     Aggregate Principal Balance                                 1,170,312,319.10                       780.208213

     Servicing Fee                                                   1,261,116.00                         0.840744

     Spread Account                                                  7,500,000.00                         5.000000
     Net Change in Spread Account                                            0.00                              n/a

                        WFS FINANCIAL 2003-2 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended January 31, 2004
                   for Distribution Date of February 20, 2004
                                    Class D-1

Original Principal Balance                                                           41,250,000.00

                                                                                                       PER $1000
                                                                                                       ORIG PRIN
AGGREGATE BALANCES:                                                                     TOTALS          BALANCE

     Principal Amount of Notes as of Prior Distribution Date                         41,250,000.00     1000.000000

     Principal Amount of Notes as of Current Distribution Date                       39,439,525.16      956.109701

               Pool Factor                                                                0.956110

PRINCIPAL DISTRIBUTABLE AMOUNT:

     Note Monthly Principal Distributable Amount                     1,810,474.84                        43.890299
     Plus: Prior Principal Carryover                                         0.00                         0.000000
                                                                 ----------------
     Total Principal Distributable Amount                            1,810,474.84                        43.890299

     Principal Distribution Amount                                   1,810,474.84                        43.890299
                                                                 ----------------

     Current Principal Carryover                                                              0.00        0.000000

INTEREST DISTRIBUTABLE AMOUNT:

     Note Monthly Interest Distributable Amount                        130,625.00                         3.166667
     Plus: Prior Interest Carryover                                          0.00                         0.000000
                                                                 ----------------
     Total Interest Distributable Amount                               130,625.00                         3.166667

     Interest Distribution Amount                                      130,625.00                         3.166667
                                                                 ----------------

     Current Interest Carryover                                                               0.00        0.000000

                                                                                                       PER $1000
                                                                                                       AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                              ORIG PRIN BAL

  Aggregate Principal Balance                                    1,170,312,319.10                       780.208213

  Servicing Fee                                                      1,261,116.00                         0.840744

  Spread Account                                                     7,500,000.00                         5.000000
  Net Change in Spread Account                                               0.00                              n/a